UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 16, 2009

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31313 (Commission File Number)	88-0409160 (IRS Employer Identification No.)

47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 637-0315

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Omnibus Amendment Agreement

On January 16, 2009, Brad Foote Gear Works, Inc., an Illinois corporation (“Brad Foote”), and wholly-owned subsidiary of Broadwind Energy, Inc., a Delaware corporation (the “Company”), 1309 South Cicero Avenue, LLC, a Delaware limited liability company and wholly-owned subsidiary of Brad Foote (“1309”) and 5100 Neville Road, LLC, a Delaware limited liability company and wholly-owned subsidiary of Brad Foote (“5100”) entered into an Omnibus Amendment Agreement dated January 15, 2009 (the “Amendment”) with Bank of America, N.A. (“Bank of America”) amending the Loan and Security Agreement, dated as of January 17, 1997, between Brad Foote and Bank of America (as amended to the date of the Amendment and as further amended by the Amendment, the “Loan Agreement”).

Among other things, the Amendment provides for the following:

•                  Bank of America waived Brad Foote’s violation of the financial covenants set forth in Sections 14.1(e) and (f) of the Loan Agreement (the cash flow coverage ratio and EBITDA coverage ratio covenants) for the period from December 31, 2008 up to but not including January 20, 2009 (the “Amendment Effective Date”).  As previously disclosed, a restatement of the Company’s financial statements had caused Brad Foote to fail to be in compliance with its cash flow coverage ratio and its EBITDA coverage ratio calculations under the Loan Agreement as of September 30, 2008.  Brad Foote had previously obtained a waiver of such covenant violations as of the fiscal quarter ended September 30, 2008 (in the case of the cash flow coverage ratio covenant) and as of the nine-month period ended September 30, 2008 (in the case of the EBITDA coverage ratio covenant).

•                  The maximum amount that Brad Foote may borrow under the Revolving Note issued under the Loan Agreement is $4,000,000.

•                  The termination date of the Loan Agreement was extended to March 15, 2009 (or such earlier time upon which the Revolving Note under the Loan Agreement becomes due and payable).

•                  Modification of the interest rate payable under the Loan Agreement as follows: the Notes issued by Brad Foote under the Loan Agreement and the Subsidiary Note issued by 1309 and 5100 on January 31, 2008 (whose obligations under such Subsidiary Note are guaranteed by Brad Foote) will bear interest (i) as of the Amendment Effective Date, at a rate equal to the greater of (A) the interest rate in effect with respect to each such loan plus two and one-half percent (2.5%) and (B) six percent (6%) and (ii) with respect to interest periods commencing after the Amendment Effective Date, at a rate equal to the greater of (A) LIBOR plus five percent (5%) and (B) six percent (6%).

•                  Brad Foote’s financial covenants were amended and restated, including with respect to (a) limitations on (i) distributions or dividends, (ii) the incurrence of intercompany indebtedness, (iii) the making of subordinated debt payments and (b) requirements with respect to (i) maintenance of senior debt to EBITDA and cash flow coverage ratios, (ii) maintenance of a minimum level of EBITDA, (iii) maintenance of a minimum amount of cash on hand and (iv) limitations on capital expenditures.

•                  Events of default were amended and restated to, among other things, (i) expand certain events of default to cover 1309, 5100 and the Company, as applicable, in addition to Brad Foote and (ii) eliminate any grace periods to cure certain events of default.

In connection with the Amendment, Brad Foote agreed to pay Bank of America a $25,000 amendment and waiver fee, as well as all reasonable fees and expenses of Bank of America incurred in connection with the drafting, negotiation, execution, delivery and effectiveness of the Amendment.

Other Loan Documents

In connection with the Amendment, Brad Foote, 1309, 5100, the Company and Bank of America entered into additional documents on January 16, 2009, as summarized below (such additional documents, together with the Amendment and all other agreements, instruments and documents and any other security agreements, notes, guaranties, mortgages, assignments, financing statements, and all other writings in connection with or relating to the Amendment, the “Other Loan Documents”):

•                  a Pledge Agreement dated January 15, 2009 (the “Pledge Agreement”) pursuant to which the Company grants Bank of America a first priority security interest in all shares of stock of Brad Foote and all indebtedness to the Company and any promissory notes and/or instruments representing such indebtedness;

•                  an Unconditional Guaranty dated January 15, 2009 (the “Parent Guaranty”) executed by the Company in favor of Bank of America, whereby the Company guarantees the payment of (i) Brad Foote’s indebtedness under the Loan Agreement, (ii) Brad Foote’s indebtedness under the Other Loan Documents, (iii) interest rate, currency or commodity swap agreements, cap agreements or collar agreements and any other agreements or arrangements designed to protect 1309 and 5100 against fluctuations in interest rates, currency exchange rates or commodity prices and (iv) any treasury management services provided to 1309 and/or 5100 by Bank of America or any affiliate of Bank of America;

•                  an Unconditional Guaranty dated January 15, 2009 (the “1309/5100 Guaranty”) executed by each of 1309 and 5100 in favor of Bank of America, whereby each of 1309 and 5100 guarantees the payment of Brad Foote’s indebtedness under the Loan Agreement; and

•                  Mortgages dated January 15, 2009 (the “1309 Cicero Mortgage,” the “1310 S. 47th Avenue Mortgage” and the “5100 Neville Road Mortgage”) from 1309, 5100 and Brad Foote to Bank of America.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, the Pledge Agreement, the Parent Guaranty, the 1309/5100 Guaranty, the 1309 Cicero Mortgage, the 1310 S. 47th Avenue Mortgage and the 5100 Neville Road Mortgage, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 and are incorporated by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

10.1	Omnibus Amendment Agreement, dated as of January 15, 2009, by and among Brad Foote Gear Works, Inc., 1309 South Cicero Avenue, LLC, 5100 Neville Road, LLC and Bank of America, N.A.

10.2	Pledge Agreement, dated as of January 15, 2009, by and between Broadwind Energy, Inc. and Bank of America, N.A.

10.3	Unconditional Guaranty, dated as of January 15, 2009, by Broadwind Energy, Inc.

10.4	Unconditional Guaranty, dated as of January 15, 2009, by 1309 South Cicero Avenue, LLC and 5100 Neville Road, LLC

10.5	Mortgage, dated as of January 15, 2009, relating to 1309 S. Cicero Avenue, Cicero, Illinois, 60804, from 1309 South Cicero Avenue, LLC and Brad Foote Gear Works, Inc. to Bank of America, N.A.

10.6	Mortgage, dated as of January 15, 2009, relating to 1310 S. 47th Avenue, Cicero, Illinois, 60804, from Brad Foote Gear Works, Inc. to Bank of America, N.A.

10.7	Mortgage, dated as of January 15, 2009, relating to 5100 Neville Road, Pittsburgh, Pennsylvania, 15225, from 5100 Neville Road, LLC and Brad Foote Gear Works, Inc. to Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

January 22, 2009	By:	/s/ Matthew J. Gadow
Matthew J. Gadow
Chief Financial Officer

EXHIBIT INDEX

10.1	Omnibus Amendment Agreement, dated as of January 15, 2009, by and among Brad Foote Gear Works, Inc., 1309 South Cicero Avenue, LLC, 5100 Neville Road, LLC and Bank of America, N.A.

10.2	Pledge Agreement, dated as of January 15, 2009, by and between Broadwind Energy, Inc. and Bank of America, N.A.

10.3	Unconditional Guaranty, dated as of January 15, 2009, by Broadwind Energy, Inc.

10.4	Unconditional Guaranty, dated as of January 15, 2009, by 1309 South Cicero Avenue, LLC and 5100 Neville Road, LLC

10.5	Mortgage, dated as of January 15, 2009, relating to 1309 S. Cicero Avenue, Cicero, Illinois, 60804, from 1309 South Cicero Avenue, LLC and Brad Foote Gear Works, Inc. to Bank of America, N.A.

10.6	Mortgage, dated as of January 15, 2009, relating to 1310 S. 47th Avenue, Cicero, Illinois, 60804, from Brad Foote Gear Works, Inc. to Bank of America, N.A.

10.7	Mortgage, dated as of January 15, 2009, relating to 5100 Neville Road, Pittsburgh, Pennsylvania, 15225, from 5100 Neville Road, LLC and Brad Foote Gear Works, Inc. to Bank of America, N.A.